Exhibit 99.3   Asset Purchase and Sale Agreement

ASSET PURCHASE AND SALE AGREEMENT

This Asset Purchase and Sale Agreement (this "Agreement"), is made this February 20 2009, among South Texas Oil Company, a Nevada corporation and its Subsidiaries (collectively the “Company” or “Seller”), and Longview Fund, L.P., a California limited partnership, and its affiliates that appear as signatories to and have executed this Agreement (collectively, “Longview” or “Buyer”).

WHEREAS, the Company and Longview entered into a securities purchase agreement, dated as of April 1, 2008 (as amended by the June 2008 Amendment Agreement, and as may otherwise be amended, supplemented, restated or modified and in effect from time to time, the “Purchase Agreement”), pursuant to which Longview purchased from the Company, among other things, secured notes, each bearing interest payable to Longview by the Company quarterly (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor (other than as provided in this Agreement) or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Notes”);

WHEREAS, the current principal amount plus accrued paid in kind interest of the Notes (the “Principal Amount”) issued by the Company to Longview is  $26,132,400.27(the “Notes Obligation”);

WHEREAS, the Company desires to pay and Longview has agreed to accept and discharge $9,800,000 of the Notes Obligation (the “Partial Notes Obligation”), by the Company’s conveyance of certain assets to Longview in exchange for the discharge and release by Longview of the Partial Notes Obligation, as provided in this Agreement (the “Debt Asset Exchange”);

WHEREAS, the board of directors of the Company (the "Board") has directed the Board’s Executive Committee to evaluate, negotiate and approve the restructuring the Company’s capital structure, including matters pertaining to the partial or full payment of Notes Obligation;

WHEREAS, the Executive Committee has, with the assistance of legal and financial advisors, informed itself about, and has directed senior management of the Company to negotiate the exchange of the Company’s equity in full satisfaction of the Partial Notes Obligation owed by the Company to Longview; and

WHEREAS, the Executive Committee has determined that the terms of the Debt Asset Exchange as set forth in this Agreement are in the best interests of the Company and its stockholders and has approved this Agreement and has recommended that the Board approve and declare advisable this Agreement and take all actions required to be taken by the full board to effectuate the foregoing, and the Board has effected such approval and taken such action.

NOW, THEREFORE, in connection with the payment of the Partial Notes Obligation to be made by the Company, and the discharge of same to be provided by Longview hereunder, the Company and Longview, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1.           Interest in Real Properties. Seller hereby sells, and Buyer hereby purchases, for the consideration hereinafter set forth, of all of the right, title and interest of Seller in and to the Real Properties more fully described on Exhibit "A" to this Agreement, as follows:

(a)            All oil, gas and mineral leases, leasehold interests, operating rights, working interests, production payments, reversionary interests, convertible interests, net profits interests and net revenue interests and other rights to oil, gas and minerals in place, to the extent described in or attributable to the interests, lands or leases described in Exhibit "A" attached hereto and made a part hereof, whether producing or non-producing, and all such leases (and any ratifications and/or amendments to such leases, whether or not such ratifications or amendments are described on Exhibit "A") and interests covering the lands described in Exhibit “A” even though such rights might be omitted from Exhibit "A" or incorrectly described on Exhibit “A” (collectively, the "Lands");

(b)            All presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communization agreements, declarations or designations and statutorily, judicially or administratively created drilling, spacing and/or production units and/or orders (including without limitation all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations and/or declarations) whether recorded or unrecorded, insofar as the same are relating to the properties or Lands described in subsection (a) above, to the extent and only to the extent such rights, titles and interests are attributable to the properties or Lands described in subsection (a) above;

(c)            All presently existing and valid production sales agreements, operating agreements, gathering agreements, transportation agreements, farmout and farmin agreements, unitization, pooling and communitization agreements, purchase agreements, exploration agreements, area of mutual interest agreements, exchange and processing contracts and agreements, partnership and joint venture agreements and any other contracts, agreements and instruments which relate to any of the properties or Lands described in subsections (a) and (b) above, to the extent and only to the extent such rights, titles and interests are attributable to the properties or Lands described in subsection (a) above; and

(d)            All tangible personal property, equipment, machinery, fixtures and improvements located on the Lands, including all oil and gas wells (including those wells listed on Exhibit “A”, the “Wells”), injection wells, salt water disposal facilities, well heads, casing, tubing, pumps, motors, gauges, valves, heaters, treaters, water lines, vessels, tanks, boilers, separators, treating equipment, owned compressors and other equipment, automation systems including meters and related telemetry on wells, pipelines, power lines, telephone and communication lines and other appurtenances owned in connection with the production, treating, storing, transportation or marketing of crude oil, natural gas, casinghead gas, condensate, sulfur, natural gas liquids, and other liquid or gaseous hydrocarbons from the Lands and located on the properties or Lands described in subsections (a) and (b) above and used in connection with the exploration, development, operation or maintenance thereof, to the extent and only to the extent such rights, titles and interests are attributable to the properties or Lands described in subsections (a) and (b) above.

(e)            Seller conveys all of and only that right, title and interest as it received from its seller and references that certain “Purchase and Sale Memorandum” between Doud Oil & Gas Company and the Company and its subsidiary STO Properties LLC, dated November 2007, and the Exhibits annexed thereto.

Seller's right, title and interest in the properties and Lands specified in the foregoing subsections (a) and (b), together with the Seller's right, title and interest specified in the foregoing subsections (c) and (d), are collectively referred to herein the "Real Properties."

2.           Personal Properties. Seller hereby sells, and Buyer hereby purchases, for the consideration hereinafter set forth, of all of its right, title and interest of Seller in and to the Personal Properties more fully described on Exhibit "B" to this Agreement, as follows:

(a)            UNIT U-34 Single Drum Drawworks drilling rig and associated equipment and other properties described on Exhibit “B” to this Agreement.

(b)            All materials, supplies, machinery, equipment, improvements and other personal property and fixtures used in connection with the UNIT U-34 Single Drum Drawworks drilling rig.

(c)            The UNIT U-34 Single Drum Drawworks drilling rig is sold “as is”.  Seller conveys only that right, title and interest as it received from its seller of the drilling rig and makes no representations or warranties as to the title to said drilling rig

Seller's right, title and interest in the properties specified in the foregoing subsections (a) and (b), are collectively referred to herein the "Personal Properties."

3.           Purchase Price.  The purchase price for the Real Properties and the Personal Properties (collectively the “Properties”) is Nine Million Eight Hundred Thousand and 00/100 Dollars ($9,800,000.00) (the "Purchase Price").  Buyer and Seller agree that, contemporaneous with the execution of this Agreement, Seller shall convey the Properties to Buyer in exchange for the discharge and release by Buyer the Partial Notes Obligation which Debt Asset Exchange shall constitute the payment of the Purchase Price by Buyer.

4.	Exchange and Release

(a)            Exchange. Subject to the terms and conditions set forth herein, on the Closing Date, the Company shall convey the Properties to Longview in exchange for Longview’s discharge and satisfaction of the Partial Notes Obligation by the Company in the amount of $9,800,000.  The consummation of the exchange of the Partial Notes Obligation for the Properties as described in Section 2 is hereinafter referred to a s the "Exchange Closing”.

(b)           Exchange Release.  Upon the Exchange Closing, the Company’s personal liability for the Partial Notes Obligation under the Notes will be extinguished immediately and cancelled, and any and all monetary obligations of the Company and its Subsidiaries with respect to or arising out of the Partial Notes Obligation shall be terminated and released and be of no further force and effect except that the indemnification rights for third party claims granted to Longview and the other Releasees pursuant to the Transaction Documents shall survive and not be extinguished.  Longview and the Company, each as to the other, with effect from and after the Debt Exchange Closing and the closing under the Asset Purchase Agreement, irrevocably waives, releases and forever discharges the other and each of the other’s Subsidiaries' respective successors, predecessors, assigns, affiliates, subsidiaries and divisions and each and all of their respective directors, officers, stockholders, employees, representatives and agents (the "Releasees") from any and all actions, causes of action, suits, claims, demands, proceedings, orders, judgments, obligations, rights, privileges, covenants, contracts, agreements, debts, dues, sums of money, deliveries and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity (collectively, "Claims") which Claims each party to this Agreement and their respective heirs, executors, administrators, successors and assigns may then have, ever will have had or may thereafter have against the Releasees in connection with, or related directly or indirectly to, the Partial Notes Obligation, including any and all the indebtedness or obligations represented thereby or the terms thereof, but not including any claims arising out of any breach by Longview or the Company of their respective obligations under this Agreement.  The Claims hereby released do not include indemnification rights for third party claims granted to Longview or the Company pursuant to the Transaction Documents nor a release of Longview’s ORRI rights and benefits as set forth more particularly in certain Override Conveyances to Longview.

5.	Representations and Warranties of the Company

(a)           Due Incorporation.  The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted.  The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or prospects or condition (financial or otherwise) of the Company.

(b)           Authority; Enforceability.  This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder and all other agreements entered into by the Company relating hereto.

(c)           No Violation or Conflict.  The performance by the Company of its obligations under this Agreement and all other agreements entered into by the Company relating thereto will not:

i.     violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bylaws of the Company, or any of its Subsidiaries, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company, or any of its affiliates of any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates or over the properties or assets of the Company, or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company, or any of its affiliates is a party, by which the Company, or any of its affiliates is bound, or to which any of the properties of the Company, or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party; or

ii.    result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, or any of its affiliates.

(d)           Approvals. There are no approvals or consents required from third parties for the conveyances of the Properties contemplated by this Agreement, other than (i) the Waiver and Consent attached to this Agreement as Exhibit "C", (ii) approvals ("Routine Governmental Approvals") required to be obtained from governmental entities who are lessors under leases forming a part of the Properties (or who administer such leases on behalf of the such lessors) which are customarily obtained post-closing, and where the failure to obtain such approvals would not cause a variance in the NRI or WI percentages shown on Exhibit "A", and (ii) for the requirements of any maintenance of uniform interest provisions contained in any joint operating or other agreements.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with the terms hereof, will result in any default under any agreement or instrument to which the Company is a party or by which its interest in the Properties is bound, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or to the Properties.

(e)           Valid, Binding and Enforceable.  This Agreement constitutes (and the conveyances of the Properties provided for herein to be delivered will, when executed and delivered, constitute) the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general equitable principles.

(f)           Special Limited Warranty of Title – Real Properties.  The Company does hereby bind itself, and its successors and assigns, to warrant and forever defend title to the Real Properties to Longview, and its successors and assigns, against every lien, claim or encumbrance (except only those specified on Exhibit "D" attached hereto) to, and every person claiming an interest in, the Real Properties by, through and under the Company, but not otherwise.  Pursuant to this special limited warranty of title, Seller represents and warrants that it owns an approximately 37.5% non-operated working interest in each of the Real Properties set forth in Exhibit "A" attached hereto, including the wells drilled thereon, and that the Real Properties conveyed to Longview shall comprise an aggregate of 23,111 gross and approximately 8,666 net acres, subject only to the items specified on Exhibit "D" attached hereto.

(g)           Environmental and Operating Condition.  To the Company's knowledge, there are no environmental or operating conditions with respect to the Properties that are not in compliance with applicable laws, including without limitation applicable environmental laws, and Seller further represents and warrants that the Real Properties have been operated in accordance with applicable laws, including without limitation applicable environment laws.

(h)           Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, will be true and correct as of the Closing Date, and, unless the Company otherwise notifies Longview prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.  The foregoing representations and warranties shall survive the Closing Date.

(i)           Disclaimers.  EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE SPECIAL LIMITED WARRANTY OF TITLE AND WARRANTY OF ENVIRONMENT AND OPERATING CONDITION ARE THE SOLE AND EXCLUSIVE WARRANTIES PROVIDED HEREUNDER AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND SELLER EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES, IT BEING ACKNOWLEDGED AND AGREED THAT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED, THAT THE PROPERTIES SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION, RELATING TO TITLE TO THE PROPERTIES OR RELATING TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTIBILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE AND, EXCEPT AS PROVIDED OTHERWISE IN THE FIRST SENTENCE OF THIS PARAGRAPH, WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. EXCEPT AS PROVIDED OTHERWISE HEREIN, BUYER SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO BUYER IN CONNECTION WITH THIS AGREEMENT, INCLUDING WITHOUT LIMITATION RELATIVE TO PRICING ASSUMPTIONS, THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES, THE ABILITY OR POTENTIAL OF THE REAL PROPERTIES TO PRODUCE HYDROCARBONS, THE ENVIRONMENTAL CONDITION OF THE PROPERTIES, OR ANY OTHER MATTERS CONTAINED IN THE DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO BUYER BY SELLER OR BY SELLER'S AGENTS OR REPRESENTATIVES OR BY ANY OTHER PARTY. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO BUYER ARE PROVIDED TO BUYER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLER AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

6.	LONGVIEW REPRESENTATIONS AND WARRANTIES.

(a)           Authorization; Enforcement; Validity».  Longview is a validly existing partnership or limited liability company, as applicable, and has the requisite partnership or limited liability company, as applicable, power and authority to purchase the Securities pursuant to this Agreement.  This Agreement, has been duly and validly authorized, executed and delivered on behalf of Longview, and each is a valid and binding agreement of Longview, enforceable against Longview in accordance with its terms.  Each of the other agreements and other documents entered into and executed by Longview in connection with the transactions contemplated hereby as of the date hereof will have been duly and validly authorized, executed and delivered on behalf of Longview as of the date hereof and will constitute valid and binding agreements of Longview, enforceable against Longview in accordance with their respective terms.

(b)           No Conflict; Enforceability.  Longview has full legal right, power and authority to enter into and deliver this Agreement and to perform the terms, conditions and obligations hereof.  The execution, delivery and performance of this Agreement do not, and the transactions contemplated hereby will not, (i) violate or conflict with (a) any law, rule or regulation applicable to Longview or (b) any agreement, instrument or license to which Longview is a party, or by which Longview or any of its assets or properties may be bound or subject, (ii) result in the creation of any encumbrance or charge upon the Notes, the ORRI Interests or the Exchange Shares or (iii) or violate any order, judgment, injunction, award or decree applicable to Longview of any court, arbitrator, governmental or regulatory body.  This Agreement constitutes the valid and legally binding obligation of Longview enforceable against Longview in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally or general principles of equity.  Longview is the sole and unconditional owner of the Notes, which are free and clear of liens, pledges, hypothecation, third party rights or other encumbrances.

(c)           Approvals.  Other than requirements (if any) that consents to assignment be obtained from third parties, as set forth in Exhibit C to this Agreement, and except for routine governmental approvals, which are customarily obtained post-closing, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with the terms hereof will result in any default under any agreement or instrument to which Buyer is a party or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer.

(d)           Knowledgeable Buyer, No Distribution.  Buyer is a knowledgeable purchaser, has the ability to evaluate (and has evaluated) the Properties for purchase, and is acquiring the Properties for its own account and not with the intent to make a distribution in violation of the Securities Act of 1933 as amended (and the rules and regulations pertaining thereto) or in violation of any other applicable securities laws, rules or regulations.

(e)           Correctness of Representations.  Longview represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, will be true and correct as of the Closing Date, and, unless the Longview otherwise notifies the Company prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.  The foregoing representations and warranties shall survive the Closing Date.

7.	Miscellaneous

(a)           Notices.  All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:

(i)	if to the Company:

South Texas Oil Company
300 E. Sonterra Blvd., Suite 1220
San Antonio, Texas 78258
Attention: Michael J. Pawelek, CEO
Facsimile: (210) 545-3317

with a copy (facsimile only) to:

Roy D. Toulan, Jr.
Legal Counsel
Facsimile: (978) 283-4692

(ii)	if to Longview,

The Longview Fund, L.P.
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Attention: S. Michael Rudolph
Facsimile: (415) 981-5301

with a copy (facsimile only) to:

Edward Grushko, Esq.
Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176
Facsimile: (212) 697-3575

(b)           Closing.  The Exchange Closing shall take place contemporaneous with the Closing Date as set forth in the Securities Exchange Agreement, entered into by and between the Company and Longview this date.

(c)           Entire Agreement; Assignment.  This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.  No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

(d)           Execution.  This Agreement may be executed by facsimile transmission, and in counterparts, each of which will be deemed an original.

(e)           Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law.  Any such provision, which may prove invalid or unenforceable under any law, shall not affect the validity or enforceability of any other provision of any agreement.

(f)           Confidentiality.  The Company agrees that it will not disclose publicly or privately the identity of Longview unless expressly agreed to in writing by Longview or only to the extent required by law.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company and Longview have caused this Asset Purchase and Sale Agreement to be duly executed as of the date first written above.

SOUTH TEXAS OIL COMPANY,
a Nevada corporation

By:	/S/ Michael J. Pawelek
Name:	Michael J. Pawelek
Title:	Chief Executive Officer

SUBSIDIARIES:

SOUTHERN TEXAS OIL COMPANY., a Texas
corporation

By:	/S/ Michael J. Pawelek
Name:	Michael J. Pawelek
Title:	President

STO OPERATING COMPANY, a Texas corporation

By:	/S/ Wayne Psencik
Name:	Wayne Psencik
Title:	President

STO PROPERTIES LLC,
a Texas limited liability company

By:	/S/ Wayne Psencik
Name:	Wayne Psencik
Title:	Sole Member Representative
On behalf of STO Operating Company

STO DRILLING COMPANY,
a Texas corporation

By:	/S/ Michael J. Pawelek
Name:	Michael J. Pawelek
Title:	President

[Signature page to January 2009 Asset Purchase and Sale Agreement]

LONGVIEW:

THE LONGVIEW FUND, L.P.,
a California limited partnership

By:	/S/ Michael Rudolph
Name:	S. Michael Rudolph
Title:	CFO & Managing member of the Investment Advisor

 [Signature page to January 2009 Asset Purchase and Sale Agreement]